UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2023
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of Material Definitive Agreement.
On September 26, 2023, Caribou Biosciences, Inc. (the “Company”) received notice from AbbVie Manufacturing Management Unlimited Company (“AbbVie”) that AbbVie has elected to terminate the Collaboration and License Agreement, as amended, by and between the Company and AbbVie, dated February 9, 2021 (the “Agreement”). AbbVie exercised its right to terminate the Agreement for convenience, and this decision was based on AbbVie’s strategic focus and was unrelated to Caribou’s performance under the Agreement or the data generated to date. By mutual agreement of the Company and AbbVie, termination of the Agreement will be effective October 25, 2023.
Under the terms of the Agreement, the Company was conducting certain preclinical research, development, and manufacturing activities for two AbbVie programs, each program comprising one or more collaboration allogeneic CAR-T products directed toward the single cancer target or target combination, using the Company’s Cas12a chRDNA genome-editing and CAR-T cell therapy technologies. AbbVie has elected not to advance these two programs and, effective upon termination of the Agreement, all licenses granted thereunder will immediately terminate.
This summary of the terms of the Agreement is qualified in its entirety by reference to the Agreement, which was filed as Exhibits 10.1, 10.2, and 10.3 to the Company's Annual Report on 10-K for the year ended December 31, 2022.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	September 26, 2023	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer